UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 28, 2005
                                                --------------------------------

    MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the
       Pooling and Servicing Agreement entered into relating to the MASTR Adjustable Rate Mortgages Trust 2005-1 Mortgage Pass-Through Certificates,
                                 Series 2005-1)
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-106987                   06-1204982
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1285 Avenue of the Americas, New York, New York                        10019
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 27, 1994, to the Public Securities Association (the "PSA")), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-1, Mortgage Pass-Through Certificates, Series 2005-1 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------


-------------------------------------------------------------------------------
      99.1                                      Computational Materials
                                                prepared by UBS Securities LLC
                                                in connection with certain
                                                classes of the MASTR
                                                Adjustable Rate Mortgages
                                                Trust 2005-1 Mortgage
                                                Pass-Through Certificates,
                                                Series 2005-1
-------------------------------------------------------------------------------
     99.2                                       Computational Materials
                                                prepared by UBS Securities LLC
                                                in connection with certain
                                                classes of the MASTR
                                                Adjustable Rate Mortgages
                                                Trust 2005-1 Mortgage
                                                Pass-Through Certificates,
                                                Series 2005-1
-------------------------------------------------------------------------------

      SIGNATURES
      ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


      January 31, 2005

                                   By:    /s/ Saro Cutri
                                       ---------------------------------
                                       Name:  Saro Curti
                                       Title: Director


                                   By:    /s/ Peter Ma
                                       ---------------------------------
                                       Name:  Peter Ma
                                       Title: Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
-----------                     -----------

99.1 Computational Materials prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-1 Mortgage Pass-Through Certificates, Series 2005-1

99.2 Computational Materials prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-1 Mortgage Pass-Through Certificates, Series 2005-1